Exhibit 99.1
                  UNITED STATES BANKRUPTCY COURT
                    DISTRICT OF MASSACHUSETTS
                        (Eastern Division)



                                        )
In re:                                  )
                                        )
   SYMBOLICS, INC.,                     )    Chapter 11
                                        )    Case No. 93-10789-WCH
                                        )
                       Debtor.          )
                                        )


            ORDER GRANTING DEBTOR'S MOTION TO DISMISS

             This matter came on for hearing before this Court on

May 7, 1996  on the  Debtor's Motion  to Dismiss  (the "Dismissal

Motion"),  after   due  notice   to  all  parties   in  interest.

Objections  to the  Dismissal Motion  were filed  by Catherine D.

Groom, Theresa Dellabella and John Palmer Moving  & Storage, Inc.

(collectively, the "Objections").

             Upon  consideration of  the written  submissions and

arguments  of   the  various   parties  and  the   pleadings  and

proceedings heard to date  in this case, and due  cause appearing therefor, this Court hereby finds as follows:

             1.   Dismissal  of  this  case,  on  the  terms  and

conditions  set  forth below,  is in  the  best interests  of the

Debtor, its creditors and  its estate.  Dismissal will  result in

an  efficient,  expeditious  and   complete  resolution  of  this

Chapter 11 case since, following the sale of substantially all of the Debtor's assets to Princeton Capital  Finance Company, all of

the   Debtor's  assets  have  been  reduced  to  cash  for  final

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distribution pursuant to the  terms of this Order.   Dismissal of

this case  likewise will  avoid the  costs and  delays associated with  the conversion  of  the  Debtor's  case  to  a  case  under

Chapter 7  of  the Bankruptcy  Code,  which this  Court  finds is unnecessary under the facts and circumstances of this case.

             2.   No purpose  would  be  served  by  forcing  the

Debtor  and other parties in interest to achieve a less favorable result  through a conversion to  Chapter 7.  To  the contrary, it would result in unnecessary expense, delay and imposition on this

Court and other  parties in  interest.  Moreover,  denial of  the

Dismissal Motion would unnecessarily further delay payment of all allowed or allowable administrative and priority unsecured claims in accordance with applicable law and the terms of this Order.

             Accordingly, and  for the  foregoing reasons, it  is

hereby:

             ORDERED,  that the  Objections be,  and they  hereby

are, overruled; and it is further

             ORDERED, that the Dismissal Motion be, and it hereby

is, allowed.   This Court  shall enter an  order dismissing  this

case promptly upon  the filing of  a statement by counsel  to the

Debtor  listing payments  made  by the  Debtor  of all  remaining assets  of  its estate,  consisting  of funds  currently  held in escrow, to  all allowed  or allowable administrative  expense and priority unsecured claims; and it is further

             ORDERED, that funds held in escrow at Choate, Hall &

Stewart, which funds constitute all of the Debtor's known assets,






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shall be distributed  first to pay in full  holders of allowed or allowable  Section  507(a)(3)  and  507(a)(7)  priority unsecured claims and secondly, to holders of allowed administrative expense claims in accordance with the terms of the Agreed Order Regarding

Fee Applications Of Professionals; and it is further

             ORDERED, that the counsel  to the Debtor shall cause

copies of all checks  evidencing payment in accordance  with this

Order to be provided to the  Office of the United States Trustee;

and it is further

             ORDERED,  that  the Debtor  be,  and  it hereby  is,

authorized without  further Order  of this  Court to  execute and deliver any and all documents and take any and all actions  which it deems necessary or appropriate to effectuate dismissal of this case in accordance with this Order and the Dismissal Motion.

             Entered at Boston,  Massachusetts, in said District,

this 7th day of May, 1996, at 10:11 a.m.



                                /s/ William C. Hillman
                               William C. Hillman
                               United  States Bankruptcy Judge







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